UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

Commission File Number: 1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD
DISCLOSURE
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE
EX-99.1: PRESS RELEASE

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION
FD DISCLOSURE

On October 21, 2004, the Company reported its financial results for the third quarter ended September 30, 2004. The press release is included herein as Exhibit 99.1. The information included herein is furnished to the Commission pursuant to Items 2.02 and 7.01.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1 Press release dated October 21, 2004, furnished pursuant to Items 2.02 and 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 22, 2004

BY: /s/ JOHN W. TIETJEN

JOHN W. TIETJEN
Executive Vice President, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release dated October 21, 2004